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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Mackie Designs Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
May 16, 2001

TO THE SHAREHOLDERS:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of MACKIE DESIGNS INC., a Washington corporation (the "Company"), will be held on Wednesday, May 16, 2001, at 10:00 a.m., local time, at the Chateau Ste. Michelle Winery, 14111 N.E. 145th Street, Woodinville, Washington, for the following purposes:

  1.
  To elect two directors to serve a three-year term to expire at the 2004 Annual Meeting of Shareholders and until their successors are elected, and one director to serve a one-year term to expire at the 2002 Annual Meeting of Shareholders and until his successor is elected; and

  2.
  To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

    Only shareholders of record at the close of business on April 2, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

    All shareholders are cordially invited to attend the Annual Meeting. However, to assure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy.

By Order of the Board of Directors
Gregory C. Mackie Chairman of the Board

Woodinville, Washington
April 30, 2001

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF REISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING, AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

MACKIE DESIGNS INC.
16220 Wood-Red Road, N.E.
Woodinville, Washington 98072
(206) 487-4333

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

    The enclosed proxy is solicited on behalf of the Board of Directors of Mackie Designs Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on Wednesday, May 16, 2001 at 10:00 a.m., local time, or at any postponement or adjournment thereof (the "Meeting"), for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The Meeting will be held at the Chateau Ste Michelle Winery, 14111 N.E. 145th Street, Woodinville, Washington (telephone number (425) 488-1133).

    These proxy solicitation materials will be mailed on or about May 3, 2001 to all shareholders entitled to vote at the Meeting.

    Public disclosure of the date of the Meeting was made in a press release on April 12, 2001.

Record Date

    Shareholders of record of the Company's common stock at the close of business on April 2, 2001 are entitled to notice of, and to vote at, the Meeting. On April 2, 2001, 12,372,358 shares of the Company's common stock were issued and outstanding.

Revocability of Proxies

    Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation, a duly executed proxy bearing a later date, or by attending the meeting and voting in person.

Voting

    Holders of shares of common stock are entitled to one vote per share on all matters. A majority of the shares issued and outstanding as of April 2, 2001 must be present in person or represented by proxy at the Meeting for the transaction of business. Nominees for election of directors are elected by plurality vote of all votes cast at the Meeting. Abstentions and broker non-votes (i.e., shares held by brokers that are present but not voted because the brokers were prohibited from exercising authority) are counted for purposes of determining whether a quorum exists at the Meeting. Abstentions and broker non-votes are not counted and have no effect in determining whether a plurality exists with respect to a given nominee, but do have the effect of a "no" vote in determining whether other proposals are approved.

Solicitation

    The Company bears the cost of soliciting proxies. In addition to use of the mail, proxies may be solicited personally or by telephone by directors, officers and employees of the Company who will not be specially compensated for such activities. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph or messenger. The Company will also request persons, firms and companies holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners. The Company will reimburse such persons for their reasonable expenses incurred in that connection.

Deadline for Receipt of Shareholder Proposals for 2002 Annual Meeting

    Proposals of shareholders that are intended to be presented by such shareholders at the Company's 2002 Annual Meeting must be received by the Company no later than December 22, 2001 in order that such proposals may be included in the proxy statement and form of proxy relating to that meeting.

    The Company's bylaws contain procedures that shareholders must follow to present business at an annual meeting of shareholders. A shareholder may obtain a copy of these procedures from the Company's Secretary. In addition to other applicable requirements, for business to be properly brought before the 2002 Annual Meeting a shareholder must give notice of the matter to be presented at the meeting in a proper written form to the Secretary of the Company.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

    The Company's bylaws provide that the Company shall have not less than 3 nor more than 10 directors, with the exact number set by the Board of Directors. The size of the Board of Directors is currently set at seven directors.

    The Board of Directors acts as a nominating committee for selecting nominees for election as directors. The Company's bylaws also permit shareholders to make nominations for the election of directors, if such nominations are made pursuant to timely notice in writing to the Company's Secretary. To be timely, notice must be delivered to, or mailed to and received at, the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the date of the meeting, provided that at least 60 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders. If less than 60 days' notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received by the Company not later than the close of business on the tenth day following the date on which such notice of the meeting was mailed or such public disclosure was made. A shareholder's notice of nomination must also set forth certain information specified in Section 2.3 of the Company's bylaws concerning each person the shareholder proposes to nominate for election and the nominating shareholder.

    The directors of the Company are divided into three classes. One class of directors is elected each year, and the members of such class hold office for a three-year term and until their successors are duly elected and qualified or until their death, resignation or removal from office. Class 1 consists of David M. Tully and Roy D. Wemyss, whose terms will expire at the 2002 Annual Meeting of Shareholders, and James T. Engen, whose term will expire at the 2001 Annual Meeting of Shareholders as explained below; Class 2 consists of Raymond B. Ferguson and C. Marcus Sorenson, whose terms will expire at the 2003 Annual Meeting of Shareholders; and Class 3 consists of Gregory C. Mackie and Gregory W. Riker, whose terms will expire at the 2004 Annual Meeting of Shareholders.

    At the Meeting, two Class 3 directors will be elected to serve three-year terms until the 2004 Annual Meeting and until their successors are elected and qualified. The nominees for Class 3 directors are Gregory C. Mackie and Gregory W. Riker, who are currently members of the Board of Directors of the Company.

    In addition, at the Meeting one Class 1 director will be elected to serve a one-year term until the 2002 Annual Meeting and until his successor is elected and qualified. The nominee for Class 1 director is James T. Engen. Mr. Engen was appointed by the Board of Directors in November 2000 to fill a vacancy that was created by the resignation of Kenneth P. Berger. Under the bylaws of the Company and the Washington Business Corporations Act, as codified under RCW 23B.08.050, the term of a director elected to fill a vacancy expires at the next shareholder's meeting at which directors are elected. Accordingly, Mr. Engen is up for election as a Class 1 director to serve until the 2002 Annual Meeting and until his successor is elected and qualified.

    Gregory C. Mackie, Gregory W. Riker, and James T. Engen are collectively referred to as "the Nominees." The Board of Directors recommends a vote FOR the Nominees. The persons named on the enclosed proxy (the proxy holders) will vote for election of the Nominees unless you have withheld authority for them to do so on your proxy card. If the Nominees are unable or decline for good cause to serve as a director at the time of the Meeting, the proxies will be voted for any nominee named by the current Board of Directors to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware that a Nominee is unable and/or will decline to serve as a director. There is no cumulative voting for election of directors.

DIRECTORS, NOMINEES, EXECUTIVE OFFICERS AND KEY EMPLOYEES

    The Company's directors, including the Nominees, executive officers and key employees are as follows:

Name	Age	Position
Nominees:
Gregory C. Mackie(2)	51	Chairman and Director (Class 3)
Gregory W. Riker(1)(3)(4)	47	Director (Class 3)
James T. Engen	38	President, Chief Executive Officer and Director (Class 1)
Continuing Directors:
Roy D. Wemyss(3)(4)	50	Director (Class 1)
David M. Tully(1)(2)	56	Secretary, Treasurer and Director (Class 1)
Raymond B. Ferguson(1)(2)(3)(4)	55	Director (Class 2)
C. Marcus Sorenson(4)	53	Director (Class 2)
Other Executive Officers and Key Employees:
William A. Garrard	46	Vice President and Chief Financial Officer
Wyatt Hyora	57	Executive Vice President Manufacturing
Frank J. Loyko, Jr.	47	Executive Vice President Sales
Laura Stutsman	40	Executive Vice President Marketing
Peter Watts	41	Executive Vice President Engineering
David Firestone	49	Vice President New Markets
Macdonald J. Madden	38	Vice President Manufacturing
Jeremy Matthew	35	Vice President Finance Europe
Madelon Pomeroy	38	Vice President Engineering
Stace Rudd	50	Vice President Human Resources
James J. Thomas	60	Vice President Information Systems
Ron M. Koliha	50	Creative Director
Robert J. Tudor	34	Director of Software Development

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

(3)
Member of the Stock Option Committee

(4)
Member of the Executive Review Committee

Nominees

    Gregory C. Mackie founded the Company in 1988 and serves as a director and Chairman of the Board. Mr. Mackie was President of the Company from 1988 to 1999. From 1978 to 1985, he was President of Audio Control Corporation ("Audio Control"), a company he co-founded and that specialized in equalizers and analyzers for the home consumer electronics market. From 1970 to 1978, Mr. Mackie was President of Technical Audio Products Company (TAPCO), also a company he co-founded which is generally credited with pioneering the professional multi-channel live music mixer as a discrete product.

    Gregory W. Riker has served as a director of the Company since May 1998. Mr. Riker has over 20 years of experience in the high-tech industry. During his nine years at Microsoft Corporation ("Microsoft") from 1989 to 1998, Mr. Riker worked as Director of Advanced Consumer Technology, creating the Microsoft Home, the Auto PC and wearable computers. Mr. Riker came to Microsoft from Electronic Arts, Inc., the world's largest publisher of entertainment software. As Vice President of Technology for Electronic Arts from 1983 to 1989, Mr. Riker was responsible for its proprietary game development system allowing software artists to bring products to market more quickly. Mr. Riker first began his high-tech career with Atari, Inc. in 1981. He currently works as a lecturer and consultant in the high-tech industry.

    James T. Engen was appointed President, Chief Executive Officer, and a director in November 2000. Prior to such appointment, Mr. Engen served as the Company's Chief Operating Officer. During the period July 1998 to June 1999, Mr. Engen oversaw the European operations of the Company. From 1997 to 1998, Mr. Engen was a Senior Vice President of Price Waterhouse, a public accounting firm (now PricewaterhouseCoopers), specializing in the restructuring and refinancing of troubled companies. Prior to joining Price Waterhouse, Mr. Engen's background included being the executive producer of a mini-series, which was sold to ESPN, and the producer/publisher of other sports-related productions. Mr. Engen has several years of experience as a chartered accountant for Price Waterhouse, and five years as a freelance sound consultant specializing in the design and equalization of large sound systems in stadiums, arenas, and convention centers. Mr. Engen holds the professional designation of Chartered Accountant, granted by the Institute of Chartered Accountants of British Columbia.

Continuing Directors

    Raymond B. "Buck" Ferguson has served as a director of the Company since March 1997. Since 1994, Mr. Ferguson has been a consultant regarding business and real estate matters. From 1983 to 1994, he held various positions at Microsoft, including Senior Director of Administration and Senior Director of Investor Relations. Mr. Ferguson received his J.D. degree from Duke University School of Law in 1970.

    C. Marcus Sorenson has served as a director of the Company since 1990. Since 1975, he has been President and owner, together with his wife, Judith B. Sorenson, of C.M. Sorenson Company, Inc., dba Calwest Marketing South, a manufacturers' representative and distributor of consumer and professional electronics that acted as the Company's exclusive representative for southern California and southern Nevada through January 1997. Mr. Sorenson is also a partner in Blacker-Sorenson Audio Group that has acted since January 1997 as the Company's exclusive representative for southern California and southern Nevada.

    David M. Tully has served as Secretary, Treasurer, and a director of the Company since its inception in 1988. From 1975 to 1994, Mr. Tully was the owner and President of Priebe Electronics, a major supplier of components to the Company and a division of Quadra Investment Ltd. He is currently President of SMB Corporation, a holding company.

    Roy D. Wemyss has served as a director of the Company since May 1999 and served as Chief Executive Officer and President of the Company from April 1999 to October 1999. He served as the Company's interim Chief Operating Officer from November 1996 until his appointment as Executive Vice President and Chief Operating Officer in April 1997. From 1993 to 1996, Mr. Wemyss was involved in several start-up operations, primarily engaged in product development. From 1990 to 1993, Mr. Wemyss served as Senior Vice President of James Hardie Building Boards Inc., a gypsum and fiber cement company. From 1987 to 1990, he served as James Hardie Gypsum Inc.'s Vice President—General Manager and, from 1985 to 1987, served as general manager of Norwest Gypsum. From 1983 to 1984, Mr. Wemyss was Financial Controller, then Production Manager, of Sauder Industries Limited (Trufit Division). From 1972 to 1983, he was on the professional staff of Price Waterhouse at various international locations.

Other Executive Officers and Key Employees

    William A. Garrard has served as Vice President and Chief Financial Officer of the Company since June 1997. During May and June 1997, he served as a consultant to the Company. Mr. Garrard holds the professional designation of Chartered Accountant, granted by the Institute of Chartered Accountants of British Columbia. From 1993 until he joined the Company, he operated an independent public accounting business. From 1978 to 1993, Mr. Garrard was on the professional staff of Price Waterhouse.

    Wyatt Hyora was appointed Executive Vice President Manufacturing in August 2000. Mr. Hyora brings to the Company a successful history of helping technology-based companies increase their operating efficiencies, reduce costs and improve their competitive positions. From 1999 to 2000, Mr. Hyora served as the Director of Operations at Peavey Electronics Corporation, and prior to that Mr. Hyora was President of a consulting firm. From 1991 to 1995 he worked at QSC Audio Products, last serving as the Director of Strategic Operations Development.

    Frank J. Loyko, Jr. was appointed Executive Vice President Sales in August 2000. Mr. Loyko was Vice President of Sales at Eastern Acoustic Works, Inc. ("EAW") which was acquired by the Company in April 2000. Mr. Loyko has been an employee of EAW for 21 years.

    Laura Stutsman was appointed Executive Vice President Marketing in December 2000. From 1999 to 2000, Ms. Stutsman served as Vice President of Marketing and Customer Service for FreeiNetworks, Inc., an Internet service provider. From 1998 to 1999, Ms. Stutsman held various marketing positions at Paccar, Inc, most recently as Vice President of Marketing for their retail division, a chain of 200 auto parts stores. Prior to this Ms. Stutsman held various positions at advertising agencies in Los Angeles, London and Seattle.

    Peter D. Watts has been employed by the Company since 1995 and currently serves as Executive Vice President Engineering. From 1977 to 1995, he served as Head of Research and Development at Trident Audio Developments in England, one of the original manufacturers of mixers. At Trident, Mr. Watts designed the Trident Di-An console, the world's first fully automated, digitally controlled analog sound mixer.

    Macdonald J. Madden was appointed Vice President Manufacturing in February 2000. Mr. Madden has been with the Company since August 1997 and most recently served as Director of Manufacturing.

    Jeremy Matthew was appointed Vice President Finance Europe in July 2000. Mr. Matthew has served as Director of Mackie Designs Inc. (Netherlands) B.V. from August 1999 to present and Director of Finance for Europe from August 1999 to July 2000. From 1997 to 1999, Mr. Matthew was the Controller for AT&T Europe. From 1987 to 1997, Mr. Matthew was on the professional staff of Price Waterhouse.

    Madelon Pomeroy was appointed Vice President Engineering in April 2000. Ms. Pomeroy has been with the Company since June 1997 and most recently served as Director of Product Development. Prior to joining the Company, Ms. Pomeroy held management positions in engineering and manufacturing at Physio-Control Corporation and Amdahl Corporation.

    Stace Rudd was appointed Vice President Human Resources in August 2000. Prior to joining the Company, Mr. Rudd was the Director of Human Resources of the Coca-Cola Co. for their Northwest bottling operations for sixteen years, where he was heavily involved in acquisitions and organizational design and development. Mr. Rudd has published various articles and has been a lecturer on human resources issues around the country.

    James J. Thomas was appointed Vice President Information Systems in August 2000. Mr. Thomas has over 25 years of experience in the manufacturing and information services industries. From June 1996 until he joined the Company, Mr. Thomas was an independent consultant, implementing Oracle Enterprise Resource Management Systems at three different electronic component manufacturing firms in the Seattle area. From 1988 to 1996, Mr. Thomas was employed at Paccar, Inc. as the Director of Project Management, Director of Manufacturing and Engineering Systems, ERP Project Manager, Materials Manager and Information Systems Manager.

    Ron M. Koliha has been employed by the Company since 1992; he currently serves as Director of Marketing and Communications. From 1989 to 1992, he served as a marketing and advertising consultant to the Company. From 1984 to 1989, he was Communications Director of Rogersound Lab Inc., a consumer electronics retail chain. From 1980 to 1984, Mr. Koliha was Director of Marketing at Audio Control. Mr. Koliha has also been Assistant Creative Director and Senior Copywriter at several New York and Seattle advertising agencies and is the recipient of numerous advertising awards.

    Robert J. Tudor has been employed by the Company since 1996 and currently serves as Director of Software Development. In 1989, he co-founded ResNova Software, Inc. ("ResNova"), a developer of telecommunication software and internet technologies, including Novalink Professional, that became the platform for HTML and HTTP information servers. ResNova was one of the 12 companies that participated in the Internet Action Task Force (IATF) to develop the HTML and World Wide Web standard. ResNova's technology was acquired by Microsoft in 1996 and was used in Microsoft's development of Outlook Express for Macintosh. Prior to joining ResNova, Mr. Tudor was a mix engineer/record producer and co-founder of Metropolis Recording Studios in Boston and worked with various recording artists including Bobby Brown, Amy Mann, Peter Wolf, New Kids on the Block, Billy Idol, Bel Biv Devoe, New Edition, TAM TAM, and QTé. Mr. Tudor is also the creator of OnRecord Services, an online system for musicians, and the co-creator of Novalink, the first graphical BBS software.

ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

Board Meetings

    The Board of Directors of the Company held a total of eleven meetings during 2000. No director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors; and (2) the total number of meetings of all committees of the Board of Directors on which such director served (during the period he served).

Committees

    The Company's Board of Directors currently has an Audit Committee, a Compensation Committee, a Stock Option Committee and an Executive Review Committee. Information concerning these standing committees is set forth below.

    The Audit Committee (1) recommends engagement of the Company's independent certified public accountants, (2) reviews the scope of the audit, (3) considers comments made by the independent certified public accountants with respect to accounting procedures and internal controls and the consideration given thereto by management, and (4) reviews internal accounting procedures and controls with the Company's financial and accounting staff. The Audit Committee, which currently consists of Messrs. Tully (Chair), Ferguson and Riker, held four meetings in 2000.

    The Compensation Committee reviews executive compensation and establishes executive compensation levels. The Compensation Committee, which currently consists of Messrs. Tully (Chair), Ferguson and Mackie, held one meeting in 2000.

    The Stock Option Committee administers the Company's Second Amended and Restated 1995 Stock Option Plan (the "Option Plan"). The Stock Option Committee, which currently consists of Messrs. Ferguson (Chair), Riker and Wemyss, held four meetings in 2000.

    The Executive Review Committee is responsible for coordinated review of senior executive performance and succession planning for senior executives. The committee was formed in March 2001 and is engaged in organizational activities. The Executive Review Committee currently consists of Messrs. Riker (Chair), Wemyss, Sorenson and Ferguson.

Director Compensation

    For serving as directors of the Company, effective November 2000, each director who is not an employee of the Company ("Outside Director") is paid (1) an annual fee of $10,000, payable in quarterly payments of $2,500; (2) a $1,500 fee for each Board meeting attended in person ($500 if attended by telephone); (3) a $750 fee for each Board committee meeting attended in person ($250 if attended by telephone) and (4) a $500 fee for participating in special board projects one to four hours in length and a $1,000 fee for special board projects four to eight hours in length. The Company also reimburses travel and lodging expenses incurred in connection with attending meetings of the Board and its committees. Each newly appointed Outside Director is entitled to receive 15,000 non-qualified stock options pursuant to the terms of the Option Plan. In addition, each director is entitled to receive an annual grant of 15,000 non-qualified stock options pursuant to the terms of the Option Plan in recognition of his or her service on the Board during the preceding year, which awards are made each December; no director, however, who was otherwise awarded options for service on the Board during the same fiscal year would be eligible to receive such an award.

    Subsequent to year end, Mr. Riker was appointed by the Board to be responsible for running Board meetings, Board review and structure, and the Board's relations with the Company and its senior personnel. Mr. Riker will receive a stipend of $10,000 per month for these services, effective March 1, 2001.

EXECUTIVE COMPENSATION

    The following table sets forth certain information concerning the compensation paid by the Company to its Chief Executive Officer and the four other most highly compensated executive officers (collectively, the "Named Executives") during the year ended December 31, 2000.

SUMMARY COMPENSATION TABLE

	Annual Compensation							Long-Term Compensation Awards
Name and Principal Position	Year	Salary		Bonus		Other Annual Compensation		Shares Underlying Options	All Other Compensation
Gregory C. Mackie Chairman and Director	1998 1999 2000	$250,000 250,000 270,833		$ 24,671 46,385 95,476	(2) (3)	— — —		5,000 — 55,000	— — —
James T. Engen President, Chief Executive Officer and Director	1998 1999 2000	73,898 160,000 200,000		— 84,789 77,802	(2) (3)	— $56,675 —	(4)	100,000 100,000 50,000	— — $2,500	(5)
William A. Garrard Vice President and Chief Financial Officer	1998 1999 2000	125,000 165,000 185,000		17,622 58,131 73,323	(2) (3)	— — —		20,000 30,000 50,000	— — 2,313	(5)
Peter F. Watts Executive Vice President Engineering	1998 1999 2000	150,000 150,000 186,150		8,109 57,823 60,646		— — —		15,000 60,000 20,000	— — —
Frank J. Loyko, Jr. Executive Vice President Sales	1998 1999 2000	— — 112,500	(1)	— — 273,974	(3)	— — —		— — 49,333	— — 4,336	(6)

(1)
Mr. Loyko became an employee of the Company effective April 2000 following the acquisition of EAW. His base salary is $150,000 per year.

(2)
Includes the following bonuses earned in 1999 but paid in 2000: Mr. Mackie, $36,504; Mr. Engen, $31,289 and Mr. Garrard, $26,074.

(3)
Includes the following bonuses earned in 2000 but not yet paid: Mr. Mackie, $3,062; Mr. Engen, $2,450; Mr. Garrard, $2,266; and Mr. Lyoko, $9,615. Mr. Lyoko's bonus includes a one-time $200,000 payment made upon joining the Company in April 2000.

(4)
Consists of amounts paid to Mr. Engen for reimbursement of relocation expenses and the fair market value of the interest imputed to, but not payable by, Mr. Engen for an interest-free loan given in connection with Mr. Engen's appointment as Chief Operating Officer.

(5)
Consists of the following matching contributions made by the Company under its 401(k) profit-sharing plan: Mr. Engen, $2,500 and Mr. Garrard, $2,313. Salary deferrals into the 401(k) plan are included in the Salary column.

(6)
Consists of payments of $4,336 made on a disability insurance policy for Mr. Loyko during 2000.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION*

Executive Compensation Philosophy

    The Compensation Committee of the Board of Directors, composed of Raymond B. Ferguson, Gregory C. Mackie and David M. Tully, is responsible for setting and administering the policies and programs that govern compensation for the executive officers of the Company. The Board of Directors' Stock Option Committee, composed of Raymond B. Ferguson, Gregory W. Riker, and Roy D. Wemyss, administers the Company's Option Plan. The goal of the Company's executive compensation policy is to ensure that an appropriate relationship exists between compensation and corporate performance, while at the same time attracting, motivating and retaining executive officers.

    The key components of the Company's compensation program are base salary and cash bonuses, as well as potential long-term compensation through stock options. These components are administered with the goal of providing total compensation that is competitive in the marketplace, rewards successful financial performance and aligns executive officers' interests with those of stockholders. The Compensation Committee reviews executive compensation on an annual basis, or more often if necessary, and determines, subject to the Board's approval, base salary and cash bonuses for executive officers. The Option Committee makes all decisions with respect to stock option grants.

Management Incentive Plan

    The Compensation Committee believes that a significant proportion of total cash compensation for executive officers should be a function of the Company's performance. This approach creates a direct incentive for executive officers to achieve desired performance goals and places a significant percentage of each executive officer's compensation at risk. Consequently, the Compensation Committee has established and administers the Company's Management Incentive Plan (the "Management Incentive Plan"), a bonus program based on the Company's achievement of certain earnings criteria that is available to executive officers and key employees the Committee designates from time to time. Each participant is entitled to receive a percentage of a bonus pool, with the amount and timing of the pool and each individual's percentage participation established by the Compensation Committee. The Management Incentive Plan shall continue until terminated by the Board of Directors.

    For 2000, the Compensation Committee set the quarterly bonus pool at 6.5% of the Company's pre-bonus operating income and subject to certain minimum performance levels. For 2000, bonuses aggregating $695,000 were paid to 7 executive officers and 2 key employees of the Company.

    For 2001, the Compensation Committee has adopted a plan that provides for quarterly and annual bonuses payable once predetermined minimum earnings levels are achieved by the Company.

Equity Participation

    The Company uses stock options granted under its Option Plan both to reward past performance and to motivate future performance, especially long-term performance. The Compensation Committee believes that through the use of stock options, executive interests are directly tied to enhancing shareholder value. Stock options under the Option Plan have a term of 10 years and generally vest 25% per year, beginning on the first anniversary date of the grant. Under the Option Plan, a maximum of 6,500,000 shares of the Company's common stock may be issued.

*
The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

    The stock options provide value to the recipients only when the market price of the Company's common stock increases above the option grant price and only as the options vest and become exercisable. While option grants are made by the Option Committee, the Compensation Committee considers these grants in making its cash compensation decisions.

Compensation of Chief Executive Officer

    The Chief Executive Officer's compensation is set using the Compensation Committee's general philosophy as described above and consequently is subject in large part to the Company's performance. In 2000, the salary for Mr. Engen was set at $200,000.

Deductibility of Executive Compensation

    The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and the four other most highly compensated executive officers, unless such compensation meets certain exceptions to the general rule. Compensation paid by the Company to each of its executive officers in 2000 was below $1 million, and therefore Section 162(m) did not affect the tax deductions available to the Company. The Committee will continue to monitor the applicability of the section to the Company's compensation programs and will determine at a later date what actions, if any, the Company should take to qualify for available tax deductions.

COMPENSATION COMMITTEE
David M. Tully (Chair) Raymond B. Ferguson Gregory C. Mackie

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Since its formation in 1995, the Compensation Committee has consisted of Gregory C. Mackie, David M. Tully and a third outside director, presently Mr. Ferguson. Mr. Mackie is Chairman of the Board of Directors, and Mr. Tully is Secretary and Treasurer of the Company. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

AUDIT COMMITTEE REPORT ON AUDITOR INDEPENDENCE*

    The Audit Committee has reviewed and discussed the audited financial statements with the Company's management and has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with the independent auditors their independence. Based on their review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report of Form 10-K for the fiscal year ending December 31, 2000.

*
The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

    NASD Rule 4350(d)(2) requires the Audit Committee to be comprised solely of "independent directors." Currently one member of the Audit Committee, David M. Tully, does not meet the NASD Rule 4200(a)(14) definition of "independent director" because Mr. Tully, as Secretary and Treasurer, is an officer of the Company. In the Board's opinion, Mr. Tully's continued service would be in the best interest of the Company and its shareholders because his association with the Company since its inception in 1988, his familiarity with the Company's structure, management, and operations, and his understanding of financial and accounting issues related to the Company's business make him among the most qualified members of the Board to serve on the Audit Committee. The Board of Directors intends to take the necessary actions to comply with NASD Rule 4350(d)(2) by the June 14, 2001 deadline.

    The Audit Committee has adopted a written charter, which has been approved by the Board of Directors, a copy of which is attached as Appendix A to this Proxy Statement.

AUDIT COMMITTEE
David M. Tully (Chair) Raymond B. Ferguson Gregory W. Riker

INDEPENDENT PUBLIC ACCOUNTANTS

    KPMG LLP were the independent auditors for the Company for the year ended December 31, 2000 and have been selected to continue to serve as the independent auditors for the Company for 2001. Representatives of KPMG are expected to attend the 2001 Annual Meeting and will be available to respond to appropriate questions from shareholders.

    KPMG were engaged as the Company's independent auditors on August 12, 1999. Prior to KPMG's appointment, the Company's independent auditors were Ernst & Young LLP. Ernst & Young's report on the financial statements of the Company for the fiscal years ended December 31, 1998 and December 31, 1997 did not contain an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's fiscal years ended December 31, 1998 and December 31, 1997, and the subsequent interim period prior to May 7, 1999, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During the Company's two most recent fiscal years, and the subsequent interim period prior to KPMG's engagement, neither the Company, nor anyone of its behalf, had consulted KPMG regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was either the subject of a disagreement or a reportable event. The decision to change the Company's independent auditors was made upon the recommendation of the Audit Committee and was approved by the Board of Directors.

Audit Fees

    The aggregate fees billed for professional services rendered by KPMG, for the audit of the Company's annual consolidated financial statements for the year ended December 31, 2000, and reviews of quarterly financial statements included in the Company's Forms 10-Q totaled $321,500.

Financial Information Systems Design and Implementation Fees

    No fees were billed in relation to Financial Information Systems Design and Implementation Fees.

All Other Fees

    The aggregate fees billed for other professional services rendered by KPMG in 2000 were $280,904.

PRINCIPAL SHAREHOLDERS

    The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of December 31, 2000, by (1) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding common stock; (2) each of the Company's Named Executives; (3) each director; and (4) all current directors and executive officers as a group.

Directors, Named Executives and 5% Shareholders	Shares Beneficially Owned(1)		Percent of Outstanding Shares Beneficially Owned
Gregory C. Mackie	5,192,300	(2)(3)	42%
C. Marcus Sorenson	2,553,750	(4)(5)	21%
David M. Tully	2,213,500	(6)(7)	18%
Roy D. Wemyss	280,650	(8)(9)	2%
Raymond B. Ferguson	27,250	(10)(11)	*
Gregory W. Riker	6,250	(12)	*
William A. Garrard	105,000	(13)	*
James T. Engen	87,500	(14)	*
Peter Watts	75,000	(15)	*
All directors and executive officers as a group (eighteen persons)	10,712,975	(16)	87%

*
Less than 1%.

(1)
A person is deemed to be the beneficial owner of securities that may be acquired within 60 days of December 31, 2000 through the exercise of stock options or the vesting of awards under the Company's Option Plan. Each beneficial owner's percentage ownership is determined by assuming that stock options that are held by such person and that are exercisable within 60 days of December 31, 2000 have been exercised.

(2)
Includes 232,000 shares held by four trusts for the benefit of Mr. Mackie's immediate family. Mr. Mackie serves as trustee for each of these trusts.

(3)
Includes 207,500 shares subject to options exercisable within 60 days of December 31, 2000.

(4)
C. Marcus Sorenson and Judith B. Sorenson are husband and wife. Includes 480,300 shares held by six trusts for the benefit of the Sorensons' children and grandchildren. The Sorenson's serve as co-trustees of each of these trusts.

(5)
Includes 7,500 shares subject to options exercisable within 60 days of December 31, 2000.

(6)
Includes 370,400 shares held by two trusts for the benefit of Mr. Tully's children. Mr. Tully serves as trustee of both of these trusts.

(7)
Includes 7,500 shares subject to options exercisable within 60 days of December 31, 2000.

(8)
Includes 400 shares held by Mr. Wemyss' children and 26,500 shares held by Fireside Building Systems, LLC Profit Share Plan of which Mr. Wemyss is the trustee and beneficiary.

(9)
Includes 253,750 shares subject to options exercisable within 60 days of December 31, 2000.

(10)
Consists of shares held jointly with Mr. Ferguson's wife.

(11)
Includes 11,250 shares subject to options exercisable within 60 days of December 31, 2000.

(12)
Consists of 6,250 shares subject to options exercisable within 60 days of December 31, 2000.

(13)
Consists of 105,000 shares subject to options exercisable within 60 days of December 31, 2000.

(14)
Consists of 87,500 shares subject to options exercisable within 60 days of December 31, 2000.

(15)
Consists of 75,000 shares subject to options exercisable within 60 days of December 31, 2000.

(16)
Includes 931,125 shares subject to options exercisable within 60 days of December 31, 2000.

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

    The following table provides information with respect to the Named Executives concerning the grants of options during 2000. No SARS were granted during 2000.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants
		Percent of Total Options Granted to Employees in Fiscal Year
	Number of Shares Underlying Options Granted				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
			Exercise Price Per Share
				Expiration Date
Name					5%	10%	0%
Gregory C. Mackie	55,000	5.0%	$5.50	1/1/10	$190,241	$482,107	—
James T. Engen	50,000	4.6%	$5.50	1/1/10	172,946	438,279	—
Peter Watts	20,000	1.8%	$5.50	1/1/10	69,178	65,312	—
William A. Garrard	50,000	4.6%	$5.50	1/1/10	172,946	438,279	—
Frank J. Loyko, Jr.(2)	16,000	1.5%	$6.13	1/1/10	61,682	156,314	—
Frank J. Loyko, Jr.	33,333	3.0%	$0.01	1/1/10	210	531	$203,998

(1)
The potential realizable value is calculated based upon the term of the option at its time of grant (10 years) and is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated price. The 5% and 10% assumed rates of appreciation are derived from the rules of the Securities and Exchange Commission and do not represent the Company's estimates or projection of the future common stock price. The 0% column represents the value of options at market price as of the grant date for options with an exercise price below the market price. There can be no assurance that the common stock will appreciate at any particular rate or at all in future years.

(2)
In connection with the Company's acquisitions of EAW in April 2000, Mr. Lyoko's was granted 16,000 stock options with an exercise price of $6.13 and 33,333 stock options with an exercise price of $0.01.

    The following table provides information with respect to the Named Executives concerning the exercise of options during 2000 and unexercised options held as of December 31, 2000.

AGGREGATED OPTION EXERCISES IN LAST
FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

			Number of Shares Underlying Unexercised Options at FY-End
					Value of Unexercised In-the-Money Options at FY-End(1)
	Shares Acquired on Exercise
		Value Realized
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Gregory C. Mackie	—	—	193,750	66,250	—	—
James T. Engen	—	—	75,000	125,000	—	—
Peter Watts	—	—	78,750	71,250	—	—
William A. Garrard	—	—	92,500	57,500	—	—
Frank J. Lyoko, Jr.	—	—	—	49,333	—	$174,665

(1)
Amounts reflected are based upon the market value of the common stock as of December 31, 2000 ($5.25) minus the applicable exercise price, multiplied by the number of shares underlying the options.

CERTAIN TRANSACTIONS

    Blacker-Sorenson Audio Group ("Blacker-Sorenson"), a company in which C. Marcus Sorenson is a partner, acted as the Company's exclusive manufacturers' representative for southern California and southern Nevada in 2000. Blacker-Sorenson received payments from the Company pursuant to this arrangement of $299,784 in 2000.

    In December 1994, the Company entered into a lease with Mackie Holdings, L.L.C. ("Mackie Holdings"), a limited liability company beneficially owned by Gregory C. Mackie, C. Marcus Sorenson, Judith B. Sorenson and David M. Tully, that expires December 31, 2004 for office and manufacturing facilities. The monthly rent under this lease is $56,613, adjusted annually for changes in the consumer price index. Monthly rent expense as of December 31, 2000 was $63,587. Taxes, insurance, utilities and maintenance are the responsibility of the Company. During 2000, Mackie Holdings was paid a total of $753,108 pursuant to this lease. The Company believes that the lease is on terms at least as favorable to the Company as might have been obtained from unaffiliated parties.

PERFORMANCE GRAPH

    The following graph compares the cumulative total shareholder return for the Company's stock at December 31, 2000 since December 31, 1995 to the cumulative return over such period of (1) the Total Return Index of the Nasdaq Stock Market—US and (2) the Total Return Index of the Nasdaq Stock Market—Electronic Components. The graph assumes that on December 31, 1995 $100 was invested in the common stock of the Company and in each of the comparative indices. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

	12/31/95	12/31/96	12/31/97	12/31/98	12/31/99	12/31/00
Mackie (actual)	$100.00	$57.78	$55.56	$55.56	$46.67	$46.67
Nasdaq—US (actual)	$100.00	$123.04	$150.69	$212.51	$394.94	$237.68
Elec. Comp. (actual)	$100.00	$173.20	$181.57	$280.49	$521.64	$426.49

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

    Under the securities laws of the United States, the Company's directors, its officers and any persons holding more than 10% of the Company's common stock must report their initial ownership to the Securities and Exchange Commission ("SEC") and subsequent reports disclosing changes in such ownership. Specific filing deadlines of these reports have been established, and the Company must disclose in this Proxy Statement any failure to file by these dates during the fiscal year ended December 31, 2000. The Company believes that all of these filing requirements have been satisfied with the exceptions noted below. In making this statement the Company has relied solely on written representations of its directors and officers and any 10% holders and copies of the reports that they filed with the SEC.

    Forms 3 were not filed as required following the appointment of Messrs. MacDonald J. Madden, Madelon Pomeroy, Jeremy Matthew, Wyatt Hyora, Frank J. Loyko, Jr., Stace Rudd, Laura Stutsman and James J. Thomas as officers of the Company. Form 4 was not filed as required following the resignation of Mr. Kenneth P. Berger as officer and director of the Company.

OTHER MATTERS

    The Company knows of no other matters to be submitted at the Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

ADDITIONAL INFORMATION

    A copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2000 is available at the Securities and Exchange Commission's web site (http://www.sec.gov), and a copy of the report may also be obtained, without charge, upon written request to: Corporate Secretary, Mackie Designs Inc., 16220 Wood-Red Road, N.E., Woodinville, Washington 98072.

By Order of the Board of Directors
Gregory C. Mackie Chairman of the Board

Woodinville, Washington
April 30, 2001

APPENDIX A

MACKIE DESIGNS INC.

AUDIT COMMITTEE CHARTER

Role

    The committee's role is to act on behalf of the board of directors and oversee all material aspects of the company's reporting, control, and audit functions, except those specifically related to the responsibilities of another standing committee of the board. The audit committee's role includes a particular focus on the qualitative aspects of financial reporting to shareholders and on company processes for the management of business and financial risk and for compliance with significant applicable legal, ethical, and regulatory requirements.

    The role also includes coordination with other board committees and maintenance of strong, positive working relationships with management, external and internal auditors, counsel, and other committee advisors.

Membership

    The committee shall consist of at least three independent board members. Committee members shall have (1) knowledge of the primary industries in which the company operates; (2) the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, statement of cash flow, and key performance indicators, and (3) the ability to understand key business and financial risks and related controls and control processes. The committee shall have access to its own counsel and other advisors at the committee's sole discretion.

    One member, preferably the chairperson, should be literate in business and financial reporting and control, including knowledge of the regulatory requirements and should have past employment experience in finance or accounting or other comparable experience or background. Committee appointments shall be approved by the full board upon recommendation or nomination. The committee chairperson shall be selected by the committee members.

Operating Principles

    The committee shall fulfill its responsibilities within the context of the following overriding principles:

  •
  Communications—The chairperson and others on the committee shall, to the extent appropriate, have contact throughout the year with senior management, other committee chairpersons, and other key committee advisors, external and internal auditors, etc., as applicable, to strengthen the committee's knowledge of relevant current and prospective business issues.

  •
  Committee Education—The committee, with management, shall develop and participate in a process for review of important financial and operating topics that present potential significant risk to the company. Additionally, individual committee members are encouraged to participate in relevant and appropriate self-study education to assure understanding of the business and environment in which the company operates.

  •
  Meeting Agenda—Committee meeting agendas shall be the responsibility of the committee chairperson, with input from committee members. It is expected that the chairperson would also ask for management and key committee advisors, and perhaps others, to participate in this process.

  •
  Committee Expectations and Information Needs—The committee shall communicate committee expectations and the nature, timing, and extent of committee information needs to management, internal audit, and external parties, including external auditors. Written materials, including key performance indicators and measures related to key business and financial risks, shall be received from management, auditors, and others at least one week in advance of meeting dates. Meeting conduct will assume board members have reviewed written materials in sufficient depth to participate in committee/board dialogue.

  •
  External Resources—The committee shall be authorized to access internal and external resources, as the committee requires, to carry out its responsibilities.

  •
  Committee Meeting Attendees—The committee shall request members of management, counsel, internal audit, and external auditors, as applicable, to participate in committee meetings by phone or in person, as necessary, to carry out the committee responsibilities. Periodically and at least annually, the committee shall meet in private session with only the committee members. It shall be understood that either internal or external auditors, or counsel, may, at any time, request a meeting with the audit committee or committee chairperson with or without management attendance. In any case, the committee shall meet in executive session separately with internal and external auditors, at least annually.

  •
  Reporting to the Board of Directors—The committee, through the committee chairperson, shall report periodically, as deemed necessary, but at least semi-annually, to the full board. In addition, summarized minutes from committee meetings, separately identifying monitoring activities from approvals, shall be available to each board member at least one week prior to the subsequent board of directors meeting.

  •
  Committee Self Assessment—The committee shall review, discuss, and assess its own performance as well as the committee role and responsibilities, seeking input from senior management, the full board, and others. Changes in role and/or responsibilities, if any, shall be recommended to the full board for approval.

  •
  Independent Board Members—The board shall be composed of independent members. Independent members must meet the requirements of independence under the listing standards of the NASD. An independent member may not be an officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

  (a)
  a director who is employed by the corporation or any of its affiliates for the current year or any of the past three years;

  (b)
  a director who accepts any compensation from the corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

  (c)
  a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the corporation or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

  (d)
  a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the corporation made, or from which the corporation received, payments (other than those arising solely from investments in the corporation's securities) that exceed 5% of the corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is greater, in any of the past three years; or

    (e)
    a director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

Meeting Frequency

    The committee shall meet at least quarterly. Additional meetings shall be scheduled as considered necessary by the committee or chairperson.

Reports to Shareholders

    The committee shall make available to shareholders a summary report on the scope of its activities. This may be identical to the report that appears in the company's annual report.

Committee's Relationship with External and Internal Auditors

    The external auditors, in their capacity as independent public accountants, shall be responsible to the board of directors and the audit committee as representatives of the shareholders.

    As the external auditors review financial reports, they will be reporting to the audit committee. They shall report all relevant issues to the committee. In executing its oversight role, the board or committee should review the work of external auditors.

    The committee shall annually review the performance (effectiveness, objectivity, and independence) of the external and internal auditors. The committee shall ensure receipt of a formal written statement from the external auditors consistent with standards set by the Independence Standards Board. Additionally, the committee shall discuss with the auditor relationships or services that may affect auditor objectivity or independence. If the committee is not satisfied with the auditors' assurances of independence, it shall take or recommend to the full board appropriate action to ensure the independence of the external auditor.

    The internal auditors shall be responsible to the board of directors through the committee.

    If either the internal or the external auditors identify significant issues relative to the overall board responsibility that have been communicated to management but, in their judgment, have not been adequately addressed, they should communicate these issues to the committee chairperson.

    Changes in the directors of internal audit or corporate compliance shall be subject to committee approval.

Primary Committee Responsibilities

Monitor Financial Reporting and Risk Control-Related Matters

    The committee should review and assess:

  •
  Risk Management—The company's business risk management process, including the adequacy of the company's overall control environment and controls in selected areas representing significant financial and business risk.

  •
  Annual Reports and Other Major Regulatory Filings—All major financial reports in advance of filings or distribution.

  •
  Internal Controls and Regulatory Compliance—The company's system of internal controls for detecting accounting and reporting financial errors, fraud, legal violations, and noncompliance with the company policies and procedures.

  •
  Internal Audit Responsibilities—The company's audit procedures and the process used to implement the procedures. Status of activities, significant findings, recommendations, and management's response.

  •
  Regulatory Examinations—SEC inquiries and the results of examinations by other regulatory authorities in terms of important findings, recommendations, and management's response,

  •
  External Audit Responsibilities—Auditor independence and the overall scope and focus of the annual/interim audit, including the scope and level of involvement with unaudited quarterly or other interim-period information.

  •
  Financial Reporting and Controls—Key financial statement issues and risks, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views, and the basis for audit conclusions. Important conclusions on interim and/or year-end audit work in advance of the public release of financials.

  •
  Auditor Recommendations—Important internal and external auditor recommendations on financial reporting, controls, other matters, and management's response. The views of management and auditors on the overall quality of annual and interim financial reporting.

    The committee should review, assess, and approve:

  •
  The audit committee charter.

  •
  Changes in important accounting principles and the application thereof in both interim and annual financial reports.

  •
  Significant conflicts of interest and related-party transactions.

  •
  External auditor performance and changes in external audit firm (subject to ratification by the full board).

  •
  Internal auditor performance and changes in internal audit leadership and/or key financial management.

MACKIE DESIGNS INC.

PROXY

16220 Wood-Red Road, N.E.
Woodinville, Washington 98072

This Proxy is Solicited on Behalf of the Board of Directors
for the Annual Meeting of Shareholders, May 16, 2001

    The undersigned hereby appoints Greg C. Mackie and David M. Tully, or each of them, as proxies, each with power of substitution, to vote for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held on May 16, 2001, and at any adjournment thereof, upon matters properly coming before the Meeting, as set forth in the related Notice of Annual Meeting and Proxy Statement, both of which have been received by the undersigned. Without otherwise limiting the general authorization given hereby, said proxies are instructed to vote as follows:

1. Election of the following nominees for Directors: Gregory C. Mackie, Gregory W. Riker, and James T. Engen.

(The Board of Directors recommends a vote "FOR")

/ / FOR the nominees listed above	/ / WITHHOLD AUTHORITY to vote for the nominees listed above

(Continued and to be dated and signed on reverse side)

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned holder.

If no direction is made, this proxy will be voted for Proposal 1.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature
Signature if held jointly
Dated:	, 2001

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

QuickLinks

PROPOSAL NO. 1 ELECTION OF DIRECTORS
DIRECTORS, NOMINEES, EXECUTIVE OFFICERS AND KEY EMPLOYEES
ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION*
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
AUDIT COMMITTEE REPORT ON AUDITOR INDEPENDENCE*
INDEPENDENT PUBLIC ACCOUNTANTS
PRINCIPAL SHAREHOLDERS
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
CERTAIN TRANSACTIONS
PERFORMANCE GRAPH
COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934
OTHER MATTERS
ADDITIONAL INFORMATION
APPENDIX A MACKIE DESIGNS INC. AUDIT COMMITTEE CHARTER Role
Membership
Operating Principles
Meeting Frequency
Reports to Shareholders
Committee's Relationship with External and Internal Auditors
Primary Committee Responsibilities